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Exhibit 4.5

EXECUTION

FIRST AMENDMENT AGREEMENT

        This First Amendment Agreement dated as of December 19, 2001 ("Amendment") is entered into with reference to (a) the Revolving Loan Agreement dated August 22, 2001 (the "Revolving Loan Agreement"), (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Borrower and the Administrative Agent, acting on behalf of the Requisite Lenders under each of the Loan Agreements, hereby agree to amend each of the Loan Agreements as follows:

        1.    Definitions. Capitalized terms used herein but not defined are used with the meanings set forth for those terms in the Loan Agreements.

        2.    Amendment to Section 6.11—Total Debt Ratio. Section 6.11 of each of the Loan Agreements is hereby amended to read in full as follows:

          "6.11 Total Debt Ratio. Permit the Total Debt Ratio as of the last day of any Fiscal Quarter described in the matrix below to exceed the ratio set forth opposite that Fiscal Quarter:

Fiscal Quarters Ending	Maximum Ratio

January 31, 2002 through and including April 30, 2002	5.25:1.00
July 31, 2002 through and including January 31, 2003	5.50:1.00
April 30, 2003	5.00:1.00
July 31, 2003	4.75:1.00
October 31, 2003 through and including July 31, 2004	4.50:1.00
October 31, 2004 and thereafter	4.25:1.00"

        3.    Amendment to Section 6.12—Interest Coverage Ratio. Section 6.12 of each of the Loan Agreements is hereby amended to read in full as follows:

          "6.12 Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter described in the matrix below to be less than the ratio set forth opposite that Fiscal Quarter:

Fiscal Quarters Ending	Minimum Ratio

January 31, 2002 through and including January 31, 2003	2.25:1.00
April 30, 2003 through and including January 31, 2004	2.50:1.00
April 30, 2004 through and including January 31, 2005	2.75:1.00
April 30, 2005 and thereafter	3.00:1.00."

        4.    Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of each of the following:

          (a)  Counterparts of this Amendment executed by all parties hereto;

          (b)  written consents to the execution, delivery and performance hereof from each of the parties to the Subsidiary Guaranty (as defined in the Revolving Loan Agreement), the Subsidiary Guaranty (as defined in the Term Loan Agreement) and the Subsidiary Guaranty (as defined in the Capital Markets Term Loan Agreement);

          (c)  written consents to the execution, delivery and performance hereof from the Requisite Lenders under each of the Loan Agreements referred to above; and

          (d)  payment to the Administrative Agent of (i) a fee of 10 basis points times the amount of the Commitment under the Revolving Loan Agreement for the account of those Lenders party to the Revolving Loan Agreement and (ii) a fee of 10 basis points times the amount of the Commitment under the Term Loan Agreement for the account of those Lenders party to the Term Loan Agreement.

        5.    Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

        [Remainder of this page intentionally left blank—Signature pages to follow]

        6.    Confirmation. In all other respects, the terms of each Loan Agreement and the other Loan Documents are hereby confirmed.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MANDALAY RESORT GROUP, a Nevada corporation
By:	/s/ GLENN SCHAEFFER Glenn Schaeffer, President and Chief Financial Officer
BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ JANICE HAMMOND Janice Hammond, Vice President

EXHIBIT A

CONSENT OF GUARANTORS

        This Consent of Guarantor is delivered with reference the to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned hereby consents to the execution, delivery and performance by Borrower of the proposed First Amendment Agreement in respect of each of the Loan Agreements.

        The undersigned represents and warrants to the Administrative Agent and the Lenders that the Subsidiary Guaranty (as defined in the Revolving Loan Agreement), the Subsidiary Guaranty (as defined in the Term Loan Agreement) and the Subsidiary Guaranty (as defined in the Capital Markets Term Loan Agreement), remain in full force and effect in accordance with its terms.

CIRCUS CIRCUS CASINOS, INC., a Nevada corporation
 CIRCUS CIRCUS MICHIGAN, INC., a Michigan corporation
 CIRCUS CIRCUS MISSISSIPPI, INC., a Mississippi corporation
 COLORADO BELLE CORP., a Nevada corporation
 EDGEWATER HOTEL CORPORATION, a Nevada corporation
 GALLEON, INC., a Nevada corporation
 MANDALAY CORP., a Nevada corporation
 NEW CASTLE CORP., a Nevada corporation
PINKLESS, INC., a Nevada corporation
 RAMPARTS, INC., a Nevada corporation
 SLOTS-A-FUN, INC., a Nevada corporation

By:	/s/ GLENN W. SCHAEFFER Glenn W. Schaeffer, authorized signatory for each of the foregoing

LAST CHANCE INVESTMENTS, INCORPORATED, a Nevada corporation
 MANDALAY DEVELOPMENT, a Nevada corporation

By:	/s/ WILLIAM A. RICHARDSON William A. Richardson authorized signatory for each of the foregoing

DIAMOND GOLD, INC., a Nevada corporation

By:	/s/ PETER A. SIMON Peter A. Simon authorized signatory for the foregoing

GOLDSTRIKE INVESTMENTS, INCORPORATED, a Nevada corporation

By:	/s/ DAVID R. BELDING David R. Belding authorized signatory for the foregoing

GOLDSTRIKE FINANCE COMPANY, INC., a Nevada corporation
 M.S.E. INVESTMENTS, INCORPORATED, a Nevada corporation
 OASIS DEVELOPMENT COMPANY, INC., a Nevada corporation

By:	/s/ MICHAEL S. ENSIGN Michael S. Ensign authorized signatory for each of the foregoing

GOLD STRIKE L.V., a Nevada partnership
 JEAN DEVELOPMENT COMPANY, a Nevada partnership
 JEAN DEVELOPMENT NORTH, a Nevada partnership
 JEAN DEVELOPMENT WEST, a Nevada partnership
 NEVADA LANDING PARTNERSHIP, an Illinois partnership
 RAILROAD PASS INVESTMENT GROUP, a Nevada partnership

By:    M.S.E. Investments, Incorporated, general partner of each of the foregoing

By:	/s/ MICHAEL S. ENSIGN Michael S. Ensign authorized signatory for the foregoing

LAKEVIEW GAMING PARTNERSHIPS JOINT VENTURE, a Nevada partnership

By:    Railroad Pass Investment Group general partner of the foregoing

        By:    M.S.E. Investments, Incorporated, its general partner

By:	/s/ MICHAEL S. ENSIGN Michael S. Ensign authorized signatory for the foregoing

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Bank of America, N.A. [Typed/Printed Name of Lender]
By:	/s/ MATTHEW KOENIG Matthew Koenig
Title:	Managing Director
Date:	12/12/01

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Citicorp USA, Inc. [Typed/Printed Name of Lender]
By:	/s/ JEFFREY ROTHMAN Jeffrey Rothman
Title:	Director
Date:	12/7/01

EXHIBIT B
CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Merrill Lynch Capital Corporation [Typed/Printed Name of Lender]
By:	/s/ CAROL J.E. FEELEY Carol J.E. Feeley
Title:	Vice President
Date:	12-18-01

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Bankers Trust Company [Typed/Printed Name of Lender]
By:	/s/ STEVEN P. LAPHAM Steven P. Lapham
Title:	Director
Date:	12/10/01

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

The Bank of Nova Scotia [Typed/Printed Name of Lender]
By:	/s/ ALAN PENDERGAST Alan Pendergast
Title:	Managing Director
Date:	12/12/01

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Comerica West Incorporated [Typed/Printed Name of Lender]
By:	/s/ EOIN COLLINS Eoin Collins
Title:	Vice President
Date:	August 14, 2001

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Credit Lyonnais Los Angeles Branch [Typed/Printed Name of Lender]
By:	/s/ DIANNE M. SCOTT Dianne M. Scott
Title:	Senior Vice President and Manager
Date:	December 10, 2001

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Credit Suisse First Boston [Typed/Printed Name of Lender]
By:	/s/ BILL O'DALY Bill O'Daly
Title:	Vice President
By:	/s/ CASSANDRA DROOGAN Cassandra Droogan
Title:	Associate
Date:

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Dresdner Bank AG, New York and Grand Cayman Branches [Typed/Printed Name of Lender]
By:	/s/ J. MICHAEL LEFFLER J. Michael Leffler
Title:	Director
By:	/s/ JASMINE XINYUE GEFFNER, CFA Jasmine Xinyue Geffner
Title:	Associate
Date:	12/10/01

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Société Générale [Typed/Printed Name of Lender]
By:	/s/ CARINA T. HUYNH Carina T. Huynh
Title:	Vice President
Date:	12/13/01

EXHIBIT B
CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

U.S. Bank National Association [Typed/Printed Name of Lender]
By:	/s/ SCOTT J. BELL Scott J. Bell
Title:	Vice President
Date:	12/17/01

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Wells Fargo Bank N.A. [Typed/Printed Name of Lender]
By:	/s/ CARLA G. AXELROD Carla G. Axelrod
Title:	Vice President
Date:	Dec. 11, 2001

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

The Industrial Bank of Japan, Limited [Typed/Printed Name of Lender]
By:	/s/ CARL-ERIC BENZINGER Carl-Eric Benzinger
Title:	Senior Vice President & Senior Deputy General Manager
Date:	December 14, 2001

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

The Fuji Bank, Limited [Typed/Printed Name of Lender]
By:	/s/ MR. MASAHITO FUKUDA Mr. Masahito Fukuda
Title:	Senior Vice President & Group Head
Date:	December 18, 2001

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

The Dai-Ichi Kangyo Bank, Ltd. [Typed/Printed Name of Lender]
By:	/s/ CHIMIE T. PEMBA Chimie T. Pemba
Title:	Account Officer
Date:	12/14/01

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Fleet National Bank [Typed/Printed Name of Lender]
By:	/s/ JOHN T. HARRISON John T. Harrison
Title:	Senior Vice President
Date:	11/13/01

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor [Typed/Printed Name of Lender]
By:	/s/ JOHN REDDING John Redding
Title:
Date:

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

GRAYSON & CO
By: Boston Management and Research as Investment Advisor [Typed/Printed Name of Lender]
By:	/s/ JOHN REDDING John Redding
Title:

Date:

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor [Typed/Printed Name of Lender]
By:	/s/ JOHN REDDING John Redding
Title:

Date:

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investment Advisor [Typed/Printed Name of Lender]
By:	/s/ JOHN REDDING John Redding
Title:

Date:

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

OXFORD STRATEGIC INCOME FUND
By: Eaton Vance Management as Investment Advisor [Typed/Printed Name of Lender]
By:	/s/ JOHN REDDING John Redding
Title:

Date:

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

EATON VANCE CDO III, LTD.
By: Eaton Vance Management as Investment Advisor [Typed/Printed Name of Lender]
By:	/s/ JOHN REDDING John Redding
Title:

Date:

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

EATON VANCE CDO IV, LTD.
By: Eaton Vance Management as Investment Advisor [Typed/Printed Name of Lender]
By:	/s/ JOHN REDDING John Redding
Title:

Date:

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

COSTANTINUS EATON VANCE CDO V, LTD.
By: Eaton Vance Management as Investment Advisor [Typed/Printed Name of Lender]
By:	/s/ JOHN REDDING John Redding
Title:

Date:

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

First Hawaiian Bank [Typed/Printed Name of Lender]
By:	/s/ SEYDOU DIALLO Seydou Diallo
Title:	Media Finance Officer
Date:	12/12/01

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

The Bank of New York [Typed/Printed Name of Lender]
By:	/s/ MEHRASA RAYGANI Mehrasa Raygani
Title:	Vice President
Date:	December 13, 2001

EXHIBIT B

CONSENT OF LENDER

        This Consent of Lender is delivered with reference to (a) the Revolving Loan Agreement (the "Revolving Loan Agreement") dated August 22, 2001, (b) the Term Loan Agreement dated August 22, 2001 (the "Term Loan Agreement") and (c) the Capital Markets Term Loan Agreement dated August 22, 2001 (the "Capital Markets Term Loan Agreement," and together with the Revolving Loan Agreement and the Term Loan Agreement, the "Loan Agreements"), in each case among Mandalay Resort Group, a Nevada corporation ("Borrower"), the Lenders therein named and Bank of America, N.A., as Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreements.

        The undersigned Lender hereby consents to the execution, delivery and performance of the proposed First Amendment Agreement in respect of each of the Loan Agreements to which it is a party by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as drafts.

Erste Bank New York [Typed/Printed Name of Lender]
By:	/s/ ROBERT J. WAGMAN Robert J. Wagman
Title:	Vice President
By:	/s/ JOHN S. RUNNION John S. Runnion
Title:	Managing Director
Date:	12-14-01

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EXECUTION FIRST AMENDMENT AGREEMENT